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                                                                 Exhibit 1.A(10)
LIFE INSURANCE
HARTFORD LIFE INSURANCE COMPANY
HARTFORD, CONNECTICUT 06115         [LOGO]


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1A.  PROPOSED INSURED (PRINT FULL NAME)                        B. SEX   C. BIRTH DATE  D. AGE NEAREST  E. PLACE
                                                               / / M    MO  DAY  YR        BIRTHDAY       OF BIRTH
      First Name       Middle Initial        Last Name         / / F
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F.  MARITAL STATUS / / Single  / / Married  / / Widowed  / / Separated  / / Divorced
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G.  NAME ALL PRESENT OCCUPATIONS & DESCRIBE DUTIES:


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                                                                                                              MAIL TO:
H.  RESIDENCE ADDRESS:

     No.            Street                            City                   State             Zip              / /
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I.  BUSINESS ADDRESS:  Name

     No.            Street                            City                   State             Zip              / /
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2A. BENEFICIARY (Print full name and relationship to Proposed Insured.)

    Primary                                                  Secondary

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 B. OWNER NAME:

     Address: No.    Street                                  City                          State        Zip
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 C. SOCIAL SECURITY OR TAX I.D. NUMBER:  Insured                       Owner

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3A. INITIAL PREMIUM $                                     D. SELECT ONE OR MORE FUNDS AND INDICATE ALLOCATION
                    -----------------------------
    (Is premium submitted with application?)                 / / GNMA Fund                                            %
                                                                                                         -------------
                  YES           NO                           / / Money Market Fund                                    %
                                                                                                         -------------
                  / /          / /                           / / Fixed Income Fund                                    %
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 B. INITIAL DEATH BENEFIT $                                  / / Government Securities Fund                           %
                           -----------------                                                             -------------
 C. PLAN                                                     / / Stock Fund                                           %
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                                                             / / Advisers Fund                                        %
                                                                                                         -------------
                                                             / / Aggressive Growth Fund                               %
                                                                                                         -------------
                                                             / / Other:                                               %
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                                                                 (20% Minimum Per Fund)             Total     100     %
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4.  SUITABILITY                                                                                            YES     NO
    A. Do you understand that the death benefit and cash value may increase or decrease depending on the   / /    / /
       investment return of the contract?
    B. Do you believe that this contract will meet your insurance needs and financial objectives?          / /    / /
    C. Did you receive the appropriate Fund Prospectus?                                                    / /    / /

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5.  SPECIAL REQUESTS






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6.  CORRECTIONS AND AMENDMENTS (H.O. USE ONLY)






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                    ANSWER THE FOLLOWING QUESTIONS AND GIVE DETAILS OF YES ANSWERS IN NO. 11.
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7. HAVE YOU EVER HAD OR BEEN TREATED FOR:                                                                 YES    NO

    A. Diabetes, heart attack, heart murmur, angina, chest pain, palpitations, stroke, high blood          / /    / /
       pressure, or other heart, blood or circulatory disorder?

    B. Emotional or nervous disorder, dizziness, epilepsy, convulsions, frequent or severe headaches,     / /    / /
       brain or spinal cord disorder, cancer or tumor?

    C. Kidney disease, kidney failure, sugar or albumin in the urine, disease of the bladder or            / /    / /
       prostate, lung disorder, asthma, emphysema, ulcers, or disorder of the liver, urinary or digestive system?

8. A. HAVE YOU EVER BEEN arrested for drug possession, driving under the influence of alcohol or drugs, or / /    / /
       regularly taken drugs not prescribed by a physician, or been advised to have treatment for alcohol or drug abuse?

    B. DURING THE PAST 5 YEARS have you been confined in a hospital, advised to have surgery or special    / /    / /
       studies or consulted your family doctor, any physician, other practitioner or psychiatrist for a general examination or for any reason not previously noted on this application?

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9. IN THE PAST 2 YEARS DID YOU OR DO YOU INTEND IN THE FUTURE TO:
            (IF YES, COMPLETE APPROPRIATE QUESTIONNAIRE)

    A. Fly as a student pilot, pilot, or crew member on other than a scheduled commercial airliner or pilot    / /    / /
       an ultralight aircraft?

    B. Participate in any type of motor vehicle racing, mountain climbing, hang-gliding, skin, scuba or    / /    / /
       sky diving?

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10. A. Do you have any life insurance in-force?  (If yes, indicate company, amount with riders, plan, year / /    / /
       of issue and whether personal or business insurance.)

    B. Are you applying or have you applied in the past 3 months for life insurance?  (If yes, state:      / /    / /
       when, company, amount and if you plan to take other coverages as well as this one?)

    C. DURING THE PAST 5 YEARS have you ever had your application for life or health insurance declined,   / /    / /
       rated, restricted, postponed, or withdrawn?  (If yes, indicate date, company, action taken and reason.)

    D. Are you purchasing this insurance to replace or change any life insurance or annuities in-force?    / /    / /
       (If yes, indicate company, policy number, plan and amount.)

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11. GIVE COMPLETE DETAILS INCLUDING NAMES AND ADDRESSES OF PHYSICIANS AND HOSPITALS, NATURE OF ILLNESS,
                             DURATION, TREATMENT AND DATE OF COMPLETE RECOVERY.
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                               CONDITIONAL RECEIPT


         THIS RECEIPT CONTAINS LIMITATIONS -- PLEASE READ IT CAREFULLY.


THIS CONDITIONAL RECEIPT PROVIDES COVERAGE, SUBJECT TO THE LIMITATIONS AND CONDITIONS STATED BELOW, EQUAL TO THE LESSER OF THE INITIAL DEATH BENEFIT UNDER THE CONTRACT APPLIED FOR OR THE ADVANCE PAYMENT PLUS $100,000.

Received the sum of $__________paid with the application on the life of________

____________________dated___________________to Hartford Life Insurance Company for a Flexible Premium Variable Life Insurance Contract, subject to the following limitations and conditions:


                                   LIMITATIONS

THIS RECEIPT IS ONLY VALID:

     (1)  IF THE PROPOSED INSURED IS AGE 65 OR LESS; AND
     (2)  IF THE TOTAL ADVANCE PAYMENT DOES NOT EXCEED $100,000; AND,
     (3) IF IT IS GIVEN ON THE SAME DATE AND AT THE SAME TIME AS THE APPLICATION TO WHICH IT APPLIES; AND,
     (4)  IF THE FULL INITIAL PREMIUM IS PAID WITH THE APPLICATION; AND,
     (5)  FOR A PERIOD OF NOT MORE THAN 60 DAYS FROM THE DATE OF THE
          APPLICATION.


                                   CONDITIONS

Insurance under the terms of the contract applied for, subject to the limitations above, shall take effect retroactively to the date of this receipt, provided that the Company at its Home Office in Hartford, Connecticut, shall become satisfied that on that date each Proposed Insured was insurable as a standard risk in accordance with the rules and practices of the Company for the amount and plan applied for without modification. Otherwise, there shall be no liability on the part of the Company except to return this payment.

If more than one conditional receipt of the Company is effective for the Proposed Insured, the maximum liability of the Company will be determined by the conditional receipt which provides the largest death benefit and all other conditional receipts will be disregarded.

Delivered to Applicant on
                         ------------------------.
                                   Date

                                                      -------------------------
                                                         Signature of Producer


             NO AGENT OF THE COMPANY IS AUTHORIZED TO ALTER OR WAIVE ANY OF THE LIMITATIONS OR CONDITIONS CONTAINED IN THIS RECEIPT


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                                                                  Exhibit A.(10)

SUPPLEMENT TO APPLICATION                        HARTFORD LIFE INSURANCE COMPANY
JUVENILES AGE 0 -- 14 years 6 months   [LOGO]    HARTFORD, CONNECTICUT

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1.    Name of Child Proposed for Coverage (Print Full Name)
      First Name                          Middle Initial                        Last Name
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2. A. NAME OF APPLICANT (PRINT FULL NAME):
      First Name                          Middle Initial                        Last Name
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   B. RELATIONSHIP TO PROPOSED INSURED:
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3.    Indicate Details of Life Insurance In-force and Applied For:

           RELATIONSHIP                    EXISTING                     CURRENT                    CURRENT
                TO                         INSURANCE                SINGLE PREMIUM               FACE AMOUNT
         PROPOSED INSURED                  IN-FORCE                   APPLIED FOR                APPLIED FOR

          FATHER
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          MOTHER
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          BROTHER(S)

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          SISTER(S)

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          APPLICANT (If other
          than parent)
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4.    Indicate Income and Net Worth Information:

       RELATIONSHIP TO                                  EARNED              UNEARNED                 NET
      PROPOSED INSURED                                  INCOME               INCOME                 WORTH

         PARENT (or legal
         guardian)
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         APPLICANT (If other than
         parent or legal guardian)
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5.    Does the parent or legal guardian have at least two times the face amount of insurance in-force and applied for
      as is currently in-force and applied for on the life of the child?         / / Yes     / / No

6.    Have applications been submitted in the past or currently to provide all siblings with the same amount of life
      insurance or has the same single premium been submitted on each?           / / Yes    / / No

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IF THE ANSWER TO EITHER QUESTION 5 OR 6 ABOVE IS NO, THE APPLICATION DOES NOT QUALIFY FOR MODIFIED GUARANTEED ISSUE.
SUBMIT THE SIMPLIFIED APPLICATION ALONG WITH THIS COMPLETED FORM.

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7.    GIVE DETAILS OF "NO" ANSWERS BELOW:



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I hereby declare to the best of my knowledge and belief that the foregoing answers are complete and true.  I agree that the information given herein shall supplement and shall become a part of the application for insurance.  I consent to the issuance of life insurance on the above named child,

DATED AT                                           this                      day of                           19
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SIGNATURE OF PARENT OR LEGAL GUARDIAN
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SIGNATURE OF APPLICANT
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